Exhibit 99.1

F.N.B. Corporation Further Strengthens Maryland Presence

with Acquisition of OBA Financial Services, Inc.

Attractive Transaction; Provides Additional Growth Capital

Joint Press Release

HERMITAGE, PA and GERMANTOWN, MD, April 08, 2014 — F.N.B. Corporation (NYSE: FNB) and OBA Financial Services, Inc. (NASDAQ: OBAF) jointly announce the signing of a definitive merger agreement pursuant to which F.N.B. Corporation will acquire OBA Financial Services, Inc., the Germantown, Maryland-based holding company and parent of OBA Bank, in an all stock transaction valued at approximately $23.56 per share, or $94 million in the aggregate, using the 20 day average closing stock price of F.N.B. Corporation as of Monday April 7, 2014.

The capital accretive transaction will further enhance F.N.B. Corporation’s presence in Maryland and expand the Company’s footprint into the attractive Interstate 270 corridor. The acquisition is expected to add approximately 30 basis points to FNB’s tangible common equity to tangible assets ratio at closing and provide FNB with an additional $390 million in total assets, $290 million in total deposits, $300 million in loans and 6 banking locations. Inclusive of OBA Financial Services, Inc., F.N.B. Corporation will have $1.2 billion in deposits and 31 branch locations in Maryland.

“This transaction presents an opportunity to add scale to our Maryland region and efficiently provide capital that can be leveraged to support our future growth,” said Vincent J. Delie, Jr., President and Chief Executive Officer of F.N.B. Corporation. “Since entering the Maryland market in 2013, we have built a solid presence and attracted strong regional leadership and an exceptional team of bankers. With this acquisition, we will continue to leverage our investments in the market and gain access to additional high-growth areas that will further strengthen our organic growth potential. We are pleased with our success in the Maryland market and partnering with OBA Financial will add to our momentum.”

Charles E. Weller, President and Chief Executive Officer of OBA Financial Services, Inc., commented, “During our proud 162 year history, OBA has been committed to serving our clients and local communities. Through a consistent level of superior quality service, our dedicated staff has grown a loyal small business and retail customer base. We are very excited about joining the FNB team. We strongly believe that F.N.B. Corporation demonstrates a commitment to its clients, employees and local communities and has an outstanding record of shareholder value creation.”

Under the terms of the merger agreement, which has been approved by the boards of directors of both companies, shareholders of OBA Financial Services, Inc. will be entitled to receive 1.781 shares of F.N.B. Corporation common stock for each common share of OBA Financial Services, Inc. The exchange ratio is fixed and the transaction is expected to qualify as a tax-free exchange for shareholders of OBA Financial Services, Inc.

F.N.B. Corporation and OBA Financial Services, Inc. expect to complete the transaction in the third quarter of 2014, after satisfaction of customary closing conditions, including regulatory approvals and the approval of the shareholders of OBA Financial Services, Inc. As is customary for F.N.B. Corporation, the operations of OBA Financial Services, Inc. are expected to be fully integrated as of the transaction close date.

RBC Capital Markets, LLC acted as financial advisor to F.N.B. Corporation, and Sterne Agee & Leach Inc. acted as financial advisor to OBA Financial Services, Inc. and rendered a fairness opinion to the Board of Directors of OBA Financial Services, Inc. in conjunction with this transaction. Reed Smith LLP served as legal counsel to F.N.B. Corporation and Luse Gorman Pomerenk & Schick, P.C. served as legal counsel to OBA Financial Services, Inc.

An investor presentation will be available through the “Shareholder and Investor Relations” section of F.N.B.’s Web site at www.fnbcorporation.com or on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

F.N.B. Corporation will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.

SHAREHOLDERS OF OBA FINANCIAL SERVICES, INC. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and OBA Financial Services, Inc. have filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317 and free copies of the documents OBA Financial Services, Inc. has filed with the SEC by contacting Charles E. Weller, President and Chief Executive Officer, OBA Financial Services, Inc., 20300 Seneca Meadows Parkway, Germantown, MD 20876, telephone: (301) 916-0742.

F.N.B. Corporation and OBA Financial Services, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from OBA Financial Services, Inc. shareholders in connection with the proposed merger. Information concerning such participants’ ownership of OBA Financial Services, Inc. common shares will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

About F.N.B. Corporation

F.N.B. Corporation (NYSE: FNB), headquartered in Hermitage, Pennsylvania, is a regional diversified financial services company operating in six states and three major metropolitan areas including Pittsburgh, PA, where it holds the number three retail deposit market share, Baltimore, MD and Cleveland, OH. Following the completed BCSB Bancorp, Inc. acquisition, the Company has total assets of $14.2 billion and more than 280 banking offices throughout Pennsylvania, Ohio, West Virginia and Maryland. F.N.B. provides a full range of commercial banking, consumer banking and wealth management solutions through its subsidiary network which is led by its largest affiliate, First National Bank of Pennsylvania. Commercial banking solutions include corporate banking, small business banking, investment real estate financing, business credit, capital markets and lease financing. The consumer banking segment provides a full line of consumer banking products and services including deposit products, mortgage lending, consumer lending and a complete suite of mobile and online banking services. F.N.B.’s wealth management services include asset management, private banking and insurance. The Company also operates Regency Finance Company, which has more than 70 consumer finance offices in Pennsylvania, Ohio, Kentucky and Tennessee.

The common stock of F.N.B. Corporation trades on the New York Stock Exchange under the symbol “FNB” and is included in Standard & Poor’s SmallCap 600 Index with the Global Industry Classification Standard (GICS) Regional Banks Sub-Industry Index. Customers, shareholders and investors can learn more about this regional financial institution by visiting the F.N.B. Corporation web site at www.fnbcorporation.com.

About OBA Financial Services, Inc.

OBA Financial Services, Inc. serves as the holding company for its wholly owned subsidiary, OBA Bank, which has 6 banking offices in Montgomery, Anne Arundel, and Howard Counties. The common stock of OBA Financial Services, Inc. is traded under the trading symbol “OBAF” on the NASDAQ National Market System.

Forward-looking Statements

This joint press release of F.N.B. Corporation and OBA Financial Services, Inc. contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation and OBA Financial Services, Inc. Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in F.N.B. Corporation and OBA Financial Services, Inc. reports filed with the SEC and those identified elsewhere in this press release, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by OBA Financial Services, Inc. shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the F.N.B. Corporation and OBA Financial Services, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of F.N.B. Corporation products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. F.N.B. Corporation and OBA Financial Services, Inc. undertake no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this press release.

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Analyst/Institutional Investor Contact:

F.N.B. Corporation

Cynthia Christopher 724-983-3429

330-507-8723 (cell)

christoc@fnb-corp.com

Media Contact:

F.N.B. Corporation

Jennifer Reel 724-983-4856

724-699-6389 (cell)

reel@fnb-corp.com